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                                                                   EXHIBIT 10.44


                              PUT OPTION AGREEMENT


         AGREEMENT, dated March 24, 2000, between Premier Research Worldwide, Ltd, a Delaware corporation ("Company"), and Communicade Inc., a Delaware corporation (the "Optionee").

         WHEREAS, the Optionee on this date is acquiring 95,000 shares of the Series A Preferred Stock (the "Preferred Shares") of eResearch Technology, Inc., a Delaware corporation which heretofore has been a wholly-owned subsidiary of the Company ("eRT") pursuant to the terms of a Series A Preferred Stock Purchase Agreement among the Company, Optionee and eRT (the "Purchase Agreement"); and

         WHEREAS, it is a precondition of Optionee's purchase of the Preferred Shares under the Purchase Agreement that the Company grant to the Optionee a limited right to cause the Company to purchase the Preferred Shares, during the period, at the price and on the terms hereinafter provided.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Grant of Put Option. (a) The Company hereby grants to the Optionee an option (the "Option") to require the Company to purchase all or any portion of the Preferred Shares at a purchase price of $100 per share (the "Option Price"), which Option must be exercised, if at all, during the period commencing on the first anniversary of the date of this Agreement and ending on the second anniversary of the date of this Agreement (the "Option Period"). The Option Price payable upon any exercise of the Option may be satisfied, at the election of the Company, either in immediately available funds or by the issuance to Optionee of the number of shares of the Company's Common Stock (the "Company Common Stock") determined in accordance with subparagraph (b) below. The Option shall terminate and be of no further force or effect in the event that prior to the exercise of the Option the Preferred Shares are converted into the Common Stock of eRT.

            (b) In the event the Company chooses to satisfy the Option Price payable with respect to an exercise of the Option by the issuance of Company Common Stock, the number of shares so issuable to the Optionee shall equal the result (rounded to the nearest whole number of shares) of (i) the aggregate Option Price payable with respect to such exercise, divided by (ii) the average closing price of the Company Common Stock on the NASDAQ National Market System during the 20 consecutive business days on which such exchange is open for trading, ending with the business day preceding the date of delivery of the written notice of exercise pursuant to paragraph 2 below.

         2. Exercise of Option. Optionee may exercise the Option, in whole or in part, at any time or from time to time during the Option Period, by delivering to the Company written notice of exercise, which notice shall specify the number of Preferred Shares to be purchased by the Company. The closing of the sale and purchase of the Preferred Shares pursuant to such an

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exercise of the Option (the "Closing") will occur within 15 days following the delivery of such notice of exercise. At the Closing (i) the Optionee will deliver to the Company the certificate or certificates representing the Preferred Shares to be acquired by Company, accompanied by stock powers executed in blank and otherwise will take such action as may be reasonably necessary in order to transfer to the Company good and marketable title to such Preferred Shares, free and clear of all claims, liens and encumbrances of any nature, and
(ii) the Company will at its election satisfy the Option Price either by (x) wire transfer of the amount thereof in immediately available funds to Optionee's designated bank account or (y) delivery to the Optionee of a certificate, registered in the name of Optionee, representing the number of shares of Company Common Stock determined pursuant to paragraph 1(b) above.

         3. Representations of Optionee. Optionee represents and warrants to the Company as follows:

            (a) Optionee has full power, authority and capacity to execute and deliver this Agreement, and this Agreement is the valid and binding obligation of Optionee, enforceable according to its terms.

            (b) Upon any exercise of the Option, Optionee will be the legal and beneficial owner of, and shall at Closing convey to the Company hereunder good and marketable title to, the Preferred Shares being sold pursuant to such exercise, free and clear of any claim, lien, option, charge or encumbrance of any nature whatsoever. Upon any exercise of the Option, Optionee will have full power, authority and capacity to sell the Preferred Shares being sold pursuant to such exercise to Company in accordance with the terms and provisions of this Agreement.

            (c) Upon any exercise of the Option, it will acquire the Company Common Stock hereunder for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof; it understands that the Company Common Stock will not have been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, and accordingly the Company Common Stock must be held indefinitely unless a subsequent disposition thereof is (i) registered under the Securities Act or (ii) exempt from such registration. The Company Common Stock will bear a legend indicating its restricted status and the Company will make a notation on its transfer books to such effect. Optionee further understands that the exemption from registration afforded by Rule 144 under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis of sales of the Company Common Stock in limited amounts under certain conditions.

         4. Representations of Company. The Company represents and warrants to Optionee as follows:

            (a) The Company has full power, authority and capacity to issue the shares of Company Common Stock upon exercise of the Option in accordance with the terms and provisions of this Agreement and to execute and deliver this Agreement, and this Agreement is the valid and binding obligation of Company, enforceable according to its terms.

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            (b) The Company Common Stock issuable upon exercise of the Option has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. Upon such issuance, Optionee shall acquire good and marketable title to such shares of Company Common Stock, free and clear of any claim, lien, option, charge or encumbrance of any nature whatsoever other than restrictions on transfer under applicable state and federal securities laws.

            (c) The Company is, and for so long as the Option granted hereunder remains outstanding will continue to be, in compliance with the reporting requirements of Rule 144 of the Securities and Exchange Commission, the Securities Act and the Securities Exchange Act of 1934, as amended.

         5. Miscellaneous. All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalization and similar changes affecting the capital stock of the Company or eRT, as the case may be. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall be construed in accordance with the laws of the State of Delaware. This Agreement may be executed in any number of counterparts each of which shall constitute one and the same instrument.

         IN WITNESS THEREOF, the parties have executed this Agreement as of the date first above written.

                                     PREMIER RESEARCH WORLDWIDE, LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     COMMUNICADE INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title: